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                                                                    Exhibit 99.1

        VELOCITY EXPRESS SIGNS DEFINITIVE AGREEMENT TO ACQUIRE CD&L, INC.

                   MERGER WILL MAKE VELOCITY THE MARKET LEADER
                      IN TIME-CRITICAL LOGISTICS SOLUTIONS

WESTPORT, CT, July 5, 2006 -- Velocity Express Corporation (NASDAQ: VEXP) and CD&L, Inc. (AMEX:CDV) today announced that they had signed a definitive agreement for Velocity to acquire CD&L, Inc. in a fully-financed, two-step, all cash transaction for $3.00 per share. The acquisition will make Velocity the largest time-critical logistics company in North America, with more than $450 million in annual revenues and 5,500 independent contractor drivers, operating from 150 locations in leading markets across the United States and Canada. "This transaction makes enormous economic and operating sense, and will enable us to fully capitalize on the many capabilities of both companies," said Vincent Wasik, Chairman and CEO of Velocity Express. "Velocity Express and CD&L operate in many of the same geographies and serve similar Fortune 500 and local customers, utilizing a proven independent-contractor business model. The combination of the two companies will allow Velocity to leverage its technology and operating infrastructure across CD&L's diverse and loyal customer base and to identify and deploy `best practices' representing the operating strengths of both companies. The Company will be strongly positioned financially to satisfy the national logistics needs of corporations looking for an outsourced service provider in the time critical market, and also one devoted to the highest levels of customer care." Al Van Ness, Chairman and CEO of CD&L said, "This transaction recognizes the value that has been created in CD&L. It is rewarding to know that the CD&L Management that were responsible for CD&L's success will be partnering with the key people at Velocity in order that the combined company will be able to create the same value proposition for the shareholders of the combined entity and the enlarged customer base. I am sure, under the stewardship of Mr. Wasik, that the shareholder valuation and customer care will be maximized."

"Velocity Express has assembled a strong integration team comprised of members of Velocity Express, CD&L, and consultants from Alvarez & Marsal to ensure a smooth transition and rapid value creation to shareholders," said Mr. Wasik. With the combined company, route density will be enhanced, providing existing as well as new customers with a competitive service offering. The Company also believes that it will be able to gain numerous operating efficiencies as it eliminates many duplicate costs. As part of the integration, CD&L Board Director Thomas E. Durkin III has been named Lead Integration Director of CD&L. During the transition period, prior to formal shareholder approval, Durkin will coordinate integration efforts on the CD&L end. Once shareholder approval is complete, Durkin will be asked to join the combined company's Board and continue to play an integral role in the integration.

A key element in the acquisition will be the strengthening of Velocity's excellent managerial team with the addition of the senior management team from CD&L, as well as a talented sales and operational team. Bill Brannan (President and COO), Michael Brooks (Group President), Russ Reardon (CFO), and Mark Carlesimo (General Counsel), all will be joining Velocity in key executive positions. Mr. Wasik stated, "Our vision is to double the size of the company within the next few years as we use our proprietary track and trace technology and electronic signature capture, together with our industry-leading service metrics, to satisfy the time critical demands of customers in industry sectors such as healthcare, retail, service parts replenishment and financial institutions."

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Velocity has acquired in private transactions CD&L convertible securities that account for 49% of that company's common shares and executed voting agreements with fewer than ten selling note holders holding an additional 8% of CD&L common shares to vote their shares in favor of a merger with Velocity Express Corporation. Velocity has agreed to certain restrictions on its ability to exercise its voting rights to enable CD&L's Board to exercise its fiduciary duties. A meeting of CD&L shareholders will be held for the purpose of approving the Merger. A date for the meeting has not been set. There are approximately 22 million fully diluted shares of CD&L. The combined entity will operate under the Velocity Express name and be headquartered in Westport, CT. The transaction is anticipated to close in mid August.

In connection with the signing of the acquisition agreement, the Company sold 4 million shares of its Series Q Convertible Preferred Stock for a total consideration of $40 million and 75,000 units of its 12% Senior Secured Notes due 2010 for a total consideration of $70.7 million. The 12% Senior Secured Notes consist of a Note with a face value of $1,000 and 345 Warrants to purchase Velocity Express common shares at an exercise price of $1.45 per share. Simultaneously with this financing, the Company paid off and terminated its revolving credit facility and Senior Subordinated Note.

VELOCITY EXPRESS CORPORATION

Velocity Express has one of the largest time definite nationwide delivery networks, providing a national footprint for customers desiring same day service throughout the United States. The Company's services are supported by a customer-focused technology infrastructure, providing customers with the reliability and information they need to manage their transportation and logistics systems, including a proprietary package tracking system that enables customers to view the status of any package via a flexible web reporting system. Visit www.velocityexpress.com for more information.

ABOUT CD&L, INC.

CD&L, Inc. operates from 98 locations in 25 states, including operations in 28 customer owned facilities, providing last mile delivery solutions to various industries. The company has over 1,500 employees and utilizes approximately 2,900 independent contractor drivers to provide time-sensitive delivery services to thousands of customers across the country.

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For purposes of the "safe harbor" provisions of the Private Securities
Litigation Reform Act of 1995, readers should be aware that this press release includes certain "forward-looking statements" that involve risks and uncertainties that could cause actual results to differ materially. These statements are typically preceded by words such as "believes," "expects," "anticipates," "intends," "will," "may," "should," or similar expressions. Such statements are based upon, among other things, assumptions made by, and information currently available to, management, including management's own knowledge and assessment of the industry in which Velocity and CD&L operate. Factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements include, but are not limited to, the risk of successful integration of the two companies, the ability to achieve enhanced route density, the ability to retain customers, independent contractors and employees, the ability to achieve operating efficiencies and eliminate duplicate costs, the ability to double the size of the company, as well as the risks and uncertainties detailed from time to time in the Velocity Express and CD&L's filings with the Securities and Exchange Commission, including their most recently filed reports on Form 10-Q and 10-K. Velocity Express and CD&L disclaim any obligations to update any forward-looking statement as a result of developments occurring after the date of this press release or to conform them to actual results.

NOTE: IN CONNECTION WITH THE PROPOSED MERGER, CD&L INTENDS TO FILE A PROXY STATEMENT AND OTHER RELEVANT MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). CD&L'S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (AND ALL AMENDMENTS AND SUPPLEMENTS TO IT) AND OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. CD&L's stockholders will be able to obtain free copies of the proxy statement, when it becomes available, as well as the other relevant materials, without charge, at the SEC's Web site (http://www.sec.gov). Copies of CD&L's filings may also be obtained without charge from CD&L at CD&L's Web site (www.cdl.net) or by directing a request to CD&L, Inc., Secretary, 80 Wesley Street, South Hackensack, New Jersey 07606.

CD&L and its directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed merger. Information regarding CD&L's directors and executive officers is available in CD&L's 2005 Annual Report on Form 10-K filed with the SEC on April 4, 2006 and CD&L's proxy statement for its 2006 annual meeting of stockholders, filed with the SEC on April 28, 2006. Additional information regarding the interests of such potential participants will be included in the proxy statement, and the other relevant documents filed with the SEC when they become available.


Contact:
Velocity Express, Inc.
Edward W. (Ted) Stone, 203-349-4199
tstone@velocityexp.com
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or
Steven S. Anreder, 212-532-3232
steven.anreder@anreder.com
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For CD&L:
Russell Reardon, 201-487-7740
russ.reardon@cdl.net
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Source: Velocity Express, Inc.